                                                                     Exhibit (q)

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         MASTER INVESTMENT PORTFOLIO and
                         BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Leo Soong, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the "Trusts"), whose name and signature appears below, constitutes and appoints H. Michael Williams, Jack Gee, Geoffrey D. Flynn and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign
(i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which he is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                  March 19, 2009


/s/ Leo Soong
----------------------------------
Name: Leo Soong

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         MASTER INVESTMENT PORTFOLIO and
                         BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that A. John Gambs, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the "Trusts"), whose name and signature appears below, constitutes and appoints H. Michael Williams, Jack Gee, Geoffrey D. Flynn and Leonard A. Pierce , as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which he is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                  March 19, 2009


/s/ A. John Gambs
----------------------------------
Name: A. John Gambs

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         MASTER INVESTMENT PORTFOLIO and
                         BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Mary G.F. Bitterman, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the "Trusts"), whose name and signature appears below, constitutes and appoints H. Michael Williams, Jack Gee, Geoffrey D. Flynn and Leonard A. Pierce, as her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which she is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                  March 19, 2009


/s/ Mary G.F. Bitterman
----------------------------------
Name: Mary G.F. Bitterman

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         MASTER INVESTMENT PORTFOLIO and
                         BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Wendy Paskin-Jordan, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the "Trusts"), whose name and signature appears below, constitutes and appoints H. Michael Williams, Jack Gee, Geoffrey D. Flynn and Leonard A. Pierce, as her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which she is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                  March 19, 2009


/s/ Wendy Paskin-Jordan
----------------------------------
Name: Wendy Paskin-Jordan

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         MASTER INVESTMENT PORTFOLIO and
                         BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Lee T. Kranefuss, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the "Trusts"), whose name and signature appears below, constitutes and appoints H. Michael Williams, Jack Gee, Geoffrey D. Flynn and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which he is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                  March 19, 2009


/s/ Lee T. Kranefuss
----------------------------------
Name: Lee T. Kranefuss

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         MASTER INVESTMENT PORTFOLIO and
                         BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that H. Michael Williams, Chief Executive Officer and a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the "Trusts"), whose name and signature appears below, constitutes and appoints Jack Gee, Geoffrey D. Flynn and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which he is now or is on the date of such filing President, Chief Executive Officer and Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                  March 19, 2009


/s/ H. Michael Williams
----------------------------------
Name: H. Michael Williams

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         MASTER INVESTMENT PORTFOLIO and
                         BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Jeffrey M. Lyons, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the "Trusts"), whose name and signature appears below, constitutes and appoints H. Michael Williams, Jack Gee, Geoffrey D. Flynn and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which he is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                  March 19, 2009


/s/ Jeffrey M. Lyons
----------------------------------
Name: Jeffrey M. Lyons

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         MASTER INVESTMENT PORTFOLIO and
                         BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Hayne E. Leland, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the "Trusts"), whose name and signature appears below, constitutes and appoints H. Michael Williams, Jack Gee, Geoffrey D. Flynn and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which he is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                  March 19, 2009


/s/ Hayne E. Leland
----------------------------------
Name: Hayne E. Leland